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                                                                EXHIBIT 10.10(e)

                    THIRD AMENDMENT OF AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         This Third Amendment of Amended and Restated Loan and Security Agreement (this "Amendment") is made as of February 1, 2000 by and between SKECHERS U.S.A., INC., a California corporation ("Borrower") and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation ("Lender"), successor by purchase to the Commercial Services Division of Heller Financial, Inc. This Amendment is made with reference to that certain Amended and Restated Loan and Security Agreement dated as of September 4, 1998 by and between Borrower and Lender (as amended from time to time, the "Loan Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

         Whereas, Borrower and Lender desire to amend certain terms of the Loan Agreement as set forth below;

         Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              SECTION 1. AMENDMENT

         1.1 Subsection 4.6 of the Loan Agreement is amended by adding the following new trade names or styles to Schedule 4.6:

             SKECHERS SPORT
             SKECHERS COLLECTIONS

                      SECTION 2. RATIFICATION OF AGREEMENT

         2.1 To induce Lender to enter into this Amendment, Borrower represents and warrants that after giving effect to this Amendment no violation of the terms of the Loan Agreement exist and all representations and warranties contained in the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

         2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Loan Agreement and the other Loan Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

                     SECTION 3. COUNTERPARTS; EFFECTIVENESS

         This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Borrower, Guarantor and Lender.

                            SECTION 4. GOVERNING LAW

         THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.




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         Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

THE CIT GROUP/COMMERCIAL                    SKECHERS U.S.A., INC.
SERVICES, INC.


By:      /s/ WILLIAM F. ELLIOTT             By:       /s/ DAVID WEINBERG
   ---------------------------------           ---------------------------------

Title:       Vice President                 Title:      CFO
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